CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS [  ], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.77

Chordiant Software, Inc.
Fiscal Year 2010 General Counsel Incentive Bonus Plan

Mr. David Zuckerman:

Your variable compensation for the Company’s 2010 fiscal year will be governed by this Chordiant Software, Inc. Fiscal Year 2010 General Counsel Incentive Bonus Plan (the “Plan”). Your bonus target is 48.5% of your base salary.  Your bonuses under this Plan, if any, will be calculated and paid quarterly (excluding the qualitative portion described below, if any, which will be calculated and paid annually), and will be determined as set forth below.  Total bonuses earned in the fiscal year under this Plan shall not exceed 200% of your annual bonus target.

Quantitative Measures – 72.14% of Bonus Target

72.14% of your bonus target will be determined pursuant to the Chordiant Software, Inc. Fiscal Year 2010 Executive Incentive Bonus Plan set forth on Attachment A hereto.

Qualitative Measures – 27.86% of Bonus Target

27.86% of your bonus target will be determined pursuant to the qualitative measures described below.  As General Counsel, you report to the Board in your capacity as Chief Compliance Officer.  Each quarter you shall submit a report to the Audit Committee or Compensation Committee on your activities in this role for evaluation by the Committee.  At the end of the fiscal year, the Compensation Committee shall recommend to the Board, for its final and exclusive determination, a bonus, if any, based on your performance in this role. You are eligible to receive a bonus under this qualitative portion of the Plan regardless of whether you earn a bonus under the quantitative portion of the Plan.  However, you may not earn more than 100% of your bonus target under this qualitative portion of the Plan unless you earn more than 100% of your bonus target under the quantitative portion of the Plan.

Payment and Miscellaneous

The “Payment” and “Miscellaneous” sections of Attachment A hereto are hereby incorporated by reference.

*   *   *

I have read and understand this Chordiant Software, Inc. Fiscal Year 2010 General Counsel Incentive Bonus Plan and hereby accept its terms.

/s/ David Zuckerman	01/05/2010
David Zuckerman	Date
Vice President, General Counsel & Secretary

/s/ Steven R. Springsteel	01/05/2010
Steven R. Springsteel	Date
Chairman, President and Chief Executive Officer

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS [  ], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Attachment A

Chordiant Software, Inc. Fiscal Year 2010 Executive Incentive Bonus Plan

--See Attached--

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS [  ], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Chordiant Software, Inc.
Fiscal Year 2010 Executive Incentive Bonus Plan

This Fiscal Year 2010 Executive Incentive Bonus Plan (the “Plan”) will cover all Executive Officers and Vice Presidents of the Company (except for the Company’s Senior Vice President and General Manager, Worldwide Client Services; Senior Vice President, Sales; Vice President, General Counsel and Secretary; as well as individuals on commission plans).  Bonuses under this Plan will be calculated and paid (if applicable) based on the Company’s financial results as filed on Forms 10-Q and 10-K (and the associated non-GAAP reconciliations historically included in a press release and filed on a Form 8-K at the end of each fiscal quarter) for the Company’s 2010 fiscal year versus the Company’s fiscal year 2010 operating plan on three quantitative measures: Bookings, Revenue, and Non-GAAP Operating Income (all as defined below).

General

Bonuses will be calculated and paid quarterly using year-to-date numbers. Each quarter, a participant is eligible to receive a bonus equal to twenty-five percent (25%) of his or her annual bonus target for each plan component, subject to “catch-up” payments described below.  Payments for any given quarter will include any cumulative “catch up” payment for any prior quarter(s) shortfall and will be limited to a maximum of 100% of the participant’s bonus target for the year-to-date period.

At the end of the 2010 fiscal year, the Company will evaluate its attainment on the aforementioned three quantitative measures against its fiscal year 2010 operating plan. Payment for attainment in excess of 100% of the annual goals for such measures under the fiscal year 2010 operating plan will be paid at the end of the fiscal year.

A participant’s total bonus payments under this Plan shall not exceed 200% of his or her fiscal year 2010 bonus target.

Plan Components (in $US)

•	Bookings
•	Revenue (GAAP)
•	Non-GAAP Operating Income

Component #1– Bookings
Weighting – 33.33%

	Quarter	Year-to-Date
Q1	$ [ ]	$ [ ]
Q2	$ [ ]	$ [ ]
Q3	$ [ ]	$ [ ]
Q4	$ [ ]	$ [ ]
FY2010		$ [ ]

	Performance*	Payout*
Thresholds	80%	50%
	100%	100%
	120%	150%
	150%	200%

*Performance and payout interpolate between levels

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS [  ], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Component #2 –Revenue (GAAP)
Weighting – 33.33%

	Quarter	Year-to-Date
Q1	$ [ ]	$ [ ]
Q2	$ [ ]	$ [ ]
Q3	$ [ ]	$ [ ]
Q4	$ [ ]	$ [ ]
FY2010		$ [ ]

	Performance*	Payout*
Thresholds	80%	50%
	100%	100%
	120%	150%
	150%	200%

*Performance and payout interpolate between levels

Component #3 –Non-GAAP Operating Income
Weighting – 33.33%

	Quarter	Year-to-Date
Q1	$ [ ]	$ [ ]
Q2	$ [ ]	$ [ ]
Q3	$ [ ]	$ [ ]
Q4	$ [ ]	$ [ ]
FY2010		$ [ ]

	Performance*	Payout*
Thresholds	80%	50%
	100%	100%
	120%	150%
	150%	200%

*Performance and payout interpolate between levels

Bookings

“Bookings” is defined as the booking amount measured and represented by the non-cancelable portion of revenue under a contract or contracts, plus executed statements of work.  The cancelable portion of a contract will receive booking credit when the customer and/or the Company performs tasks specified in the contract or a time limitation contained in the contract expires such that the contract relating to that portion of bookings is no longer cancelable by the customer.

Subject to the “General” terms above, each quarter a participant is eligible to receive a bonus based on Bookings determined as follows:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS [  ], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

• If the Company does not achieve at least 80% of its year-to-date Bookings goal, then no bonus for Bookings will be paid for the quarter.

• If the Company achieves at least 80% of its year-to-date Bookings goal, participant will be paid 50% of his or her bonus target for Bookings for the quarter.  For each 1% of the Bookings goal achieved above 80% (up to 100%), participant will be paid an additional 2.5% of his or her bonus target for Bookings for the quarter.

•  If the Company achieves at least 100% of its year-to-date Bookings goal, participant will be paid 100% of his or her bonus target for Bookings for the quarter.  For each 1% of the Bookings goal achieved above 100% (up to 120%), participant will be paid an additional 2.5% of his or her bonus target for Bookings for the quarter.

• If the Company achieves at least 120% of its year-to-date Bookings goal, participant will be paid 150% of his or her bonus target for Bookings for the quarter.  For each 1% of the Bookings goal achieved above 120% (up to 150%), participant will be paid an additional 1.67% of his or her bonus target for Bookings for the quarter.

Revenue

“Revenue” is defined as revenue as recognized under GAAP on the Company’s quarterly consolidated statement of operations in $US.

Subject to the “General” terms above, each quarter a participant is eligible to receive a bonus based on Revenue determined as follows:

• If the Company does not achieve at least 80% of its year-to-date Revenue goal, then no bonus for Revenue will be paid for the quarter.

• If the Company achieves at least 80% of its year-to-date Revenue goal, participant will be paid 50% of his or her bonus target for Revenue for the quarter.  For each 1% of the Revenue goal achieved above 80% (up to 100%), participant will be paid an additional 2.5% of his or her bonus target for Revenue for the quarter.

•  If the Company achieves at least 100% of its year-to-date Revenue goal, participant will be paid 100% of his or her bonus target for Revenue for the quarter.  For each 1% of the Revenue goal achieved above 100% (up to 120%), participant will be paid an additional 2.5% of his or her bonus target for Revenue for the quarter.

• If the Company achieves at least 120% of its year-to-date Revenue goal, participant will be paid 150% of his or her bonus target for Revenue for the quarter.  For each 1% of the Revenue goal achieved above 120% (up to 150%), participant will be paid an additional 1.67% of his or her bonus target for Revenue for the quarter.

Non-GAAP Operating Income

“Non-GAAP Operating Income” is defined as Non-GAAP Operating Income as reported on the Company’s quarterly Non-GAAP consolidated statement of operations in $US. Non-GAAP reconciliations historically have been included in a press release and filed on a Form 8-K at the end of each fiscal quarter.  Historically, these Non-GAAP results exclude expenses associated with the amortization of purchased intangible assets, stock-based compensation expense, reductions in workforce and other non-recurring charges. In addition, adjustments will be made for any expenses directly related to merger and acquisition activities.

Subject to the “General” terms above, each quarter a participant is eligible to receive a bonus based on Non-GAAP Operating Income determined as follows:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS [  ], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

• If the Company does not achieve at least 80% of its year-to-date Non-GAAP Operating Income goal, then no bonus for Non-GAAP Operating Income will be paid for the quarter.

• If the Company achieves at least 80% of its year-to-date Non-GAAP Operating Income goal, participant will be paid 50% of his or her bonus target for Non-GAAP Operating Income for the quarter.  For each 1% of the Non-GAAP Operating Income goal achieved above 80% (up to 100%), participant will be paid an additional 2.5% of his or her bonus target for Non-GAAP Operating Income for the quarter.

•  If the Company achieves at least 100% of its year-to-date Non-GAAP Operating Income goal, participant will be paid 100% of his or her bonus target for Non-GAAP Operating Income for the quarter.  For each 1% of the Non-GAAP Operating Income goal achieved above 100% (up to 120%), participant will be paid an additional 2.5% of his or her bonus target for Non-GAAP Operating Income for the quarter.

• If the Company achieves at least 120% of its year-to-date Non-GAAP Operating Income goal, participant will be paid 150% of his or her bonus target for Non-GAAP Operating Income for the quarter.  For each 1% of the Non-GAAP Operating Income goal achieved above 120% (up to 150%), participant will be paid an additional 1.67% of his or her bonus target for Non-GAAP Operating Income for the quarter.

Profitability Requirement

Notwithstanding anything to the contrary herein, no bonus will be paid under this plan in any quarter, relating to any component, unless the Company is profitable on a Non-GAAP Operating Income basis in that quarter.

Pro-Ration

Participants joining the Company after the beginning of the Company’s 2010 fiscal year will only be entitled to a pro-rata portion of the quarterly bonus in the quarter they commence employment with the Company, a pro-rata portion of any bonus amount that exceeds 100%, and will not be eligible for any “catch-up” payments for quarters in which they were not employed by the Company.

Payment

The final decision to pay a bonus will remain the decision of the Board of Directors, or the Compensation Committee if so delegated by the Board.  The Board may in its own discretion determine to pay or not pay a bonus based upon the factors listed above or other Company performance criteria it deems appropriate.  The factors listed above are guidelines to assist the Board or the Compensation Committee, as the case may be, in its judgment but the final decision to pay or not pay is in the discretion the Board, or the Compensation Committee if so delegated by the Board.  In its discretion, the Board, or the Compensation Committee if so delegated by the Board, has the authority to approve a payment of up to 50% of a participant’s annual bonus target without regard to the performance criteria set forth in this Plan.

Bonuses are generally paid within forty-five (45) to sixty (60) days after the end of a given quarter.  Bonuses are then paid in the next regularly-scheduled paycheck.  These payment dates are contingent upon the Company filing its periodic Forms 10-Q and 10-K with the SEC.

Notwithstanding anything to the contrary herein, no bonus is earned until it is paid under this Plan.  Therefore, in the event the employment of a participant under this Plan is terminated (either by the Company or by the participant, whether voluntarily or involuntarily) before a bonus is paid, then the participant will not be deemed to have earned that bonus, and will not be entitled to any portion of that bonus.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS [  ], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Miscellaneous

Questions regarding the Plan should be directed to the Chief Executive Officer or the Vice President, Human Resources.  Acceptance of payment(s) under this Plan constitutes full and complete acceptance of its terms and conditions.  Any eligible participant who wishes not to participate in this Plan must notify the Vice President, Human Resources in writing of their desire and intent.

Except as otherwise required by local law, nothing in this Plan is intended to alter the at-will nature of employment with the Company, that is, the participant’s right or the Company’s right to terminate the participant’s employment at will, at any time with or without cause or advance notice.  In addition, acceptance of this Plan shall not be construed to imply a guarantee of employment.

This Plan contains the entire agreement between the Company and the participant on this subject, and supersedes all prior bonus compensation plans or programs between the Company and participant, and all previous oral or written statements regarding any such bonus compensation programs or plans.

This Plan shall be governed by and construed under the laws of the State of California for U.S. employees, and the laws of the country of the employee’s residence for non-U.S. employees.

*   *   *

I have read and understand the provisions of this 2010 Executive Incentive Bonus Plan and hereby accept its terms.

/s/ David Zuckerman	David Zuckerman	01/05/2010
David Zuckerman	Employee Name (Printed)	Date

/s/ Steven R. Springsteel		01/05/2010
Steven R. Springsteel		Date
Chairman, President and Chief Executive Officer